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                                                                   EXHIBIT 10.1

                 AMENDMENT NO. 2 TO SALE AND SERVICING AGREEMENT

         AMENDMENT dated as of August 31, 1998 (this "Amendment"), to Sale and Servicing Agreements dated as of various dates (as amended, supplemented or otherwise modified from time to time, the "Sale and Servicing Agreement"), between each hospital company signing a counterpart of this Amendment (together with its successors and assigns, the "Hospital") and UHS Receivables Corp., a Delaware corporation (together with its successors and assigns, "Finco").

                              W I T N E S S E T H :

         WHEREAS, the Hospital and Finco are party to a Sale and Servicing Agreement; and

         WHEREAS, the Hospital and Finco wish to amend the Sale and Servicing Agreement to provide for a change in the Definitions List incorporated by reference into the Sale and Servicing Agreement;

         NOW THEREFORE, the parties hereto agree as follows:

         Section 1. Changed Definition. The Sale and Servicing Agreement is hereby amended to replace the definition of "Maximum Sheffield Capital" incorporated by reference from the Definitions List with the following definition:

         Maximum Sheffield Capital: $100,000,000, as such amount may be increased from time to time in accordance with Section 2.13 of the Pooling Agreement.

         Section 2. Effect of Amendment. The Sale and Servicing Agreement as modified by this Amendment shall remain in full force and effect, and all references in the Sale and Servicing Agreement to "this Agreement" shall mean the Sale and Servicing Agreement as amended hereby unless the meaning requires otherwise.

         Section 3. Counterparts. This Amendment may be executed in any number of copies, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument.

         Section 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the Hospital and Finco have caused this Amendment to be duly executed and delivered by its duly authorized officer on the date first above written.

                                    NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.
                                    SUMMERLIN HOSPITAL MEDICAL CENTER, LLC
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                                    VALLEY HEALTH SYSTEM, LLC
                                    d/b/a Desert Springs Hospital
                                    d/b/a Valley Hospital Medical Center
                                    AIKEN REGIONAL MEDICAL CENTERS, INC.
                                    UHS OF NEW ORLEANS, INC.
                                    CHALMETTE MEDICAL CENTER, INC.
                                    AUBURN REGIONAL MEDICAL CENTER, INC.
                                    UHS OF BELMONT, INC.
                                    UHS OF RIVER PARISHES, INC.
                                    DOCTORS HOSPITAL OF SHREVEPORT, INC.
                                    INLAND VALLEY REGIONAL MEDICAL CENTER, INC.
                                    VICTORIA REGIONAL MEDICAL CENTER, INC.
                                    WELLINGTON REGIONAL MEDICAL CENTER
                                            INCORPORATED

                                    By:__________________________________
                                            Kirk E. Gorman
                                            Treasurer

                                    MANATEE MEMORIAL HOSPITAL, L.P.
                                    By: UHS of Manatee, Inc.
                                            General Partner

                                            By:__________________________
                                                Kirk E. Gorman
                                                Treasurer

                                    NORTHERN NEVADA MEDICAL CENTER, L.P. (f/k/a
                                            Sparks Reno Partnership L.P.)
                                    By:     Sparks Family Hospital, Inc.,
                                            General Partner

                                            By:___________________________
                                                     Kirk E. Gorman
                                                     Treasurer

                                    MCALLEN MEDICAL CENTER L.P.
                                    d/b/a Edinburg Hospital
                                    d/b/a McAllen Medical Center
                                    By: McAllen Medical Center, Inc.
                                            General Partner

                                            By:__________________________
                                                Kirk E. Gorman
                                                Treasurer
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                                    UHS RECEIVABLES CORP.

                                    By:__________________________________
                                            Cheryl K. Ramagano
                                            Vice President and Treasurer

The undersigned hereby consents to this Amendment and agrees that the Guaranty shall remain in full force and effect notwithstanding the changes effected by this Amendment.

UNIVERSAL HEALTH SERVICES, INC

By:__________________________________
         Kirk E. Gorman
         Treasurer